EXHIBIT 99.1

FEDERATED
WORLD-CLASS INVESTMENT MANAGER (R)
[FEDERATED LOGO OMITTED]                                          Press Release

Federated Investors, Inc. to be Added to the S&P 500 Index;
Company Reports Preliminary First Quarter 2003 Results

(PITTSBURGH, PA, April 10, 2003) -- Federated Investors, Inc. (NYSE: FII), one of the nation's largest investment management companies, today announced that Standard & Poor's will add the company to the S&P 500 Index after the close of trading on a date to be announced by Standard & Poor's. The full text of the Standard & Poor's announcement is available at www.standardandpoors.com.

Federated will report full financial and operational results for Q1 2003 on April 23, 2003. In order to provide timely and relevant data to the market in the period between the announcement and Federated's planned earnings release date, the company also announced today that it expects earnings per diluted share (EPS) to be in the range of $0.42 - $0.44 for the three months ended March 31, 2003.

The following table presents Federated's preliminary operating results for the quarter ended March 31, 2003 and reported results for the quarters ended March 31, 2002 and December 31, 2002.

--------------------------------------------------------------------------
(in millions)                   Preliminary            Reported
                                ------------  ----------------------------
                                  Q1 2003        Q1 2002       Q4 2002
Revenue                           $ 170          $181.6       $173.8
Operating Expenses:
   Compensation and related          42           48.5          41.4
   All other                         49           47.4          54.3
                                ------------------------------------------
                                ------------------------------------------
Total Operating Expenses             91           95.9          95.7
                                ------------------------------------------
                                ------------------------------------------
Operating Income                     79           85.7          78.1
Net Income                        $  49          $52.3        $ 48.9
--------------------------------------------------------------------------

Negative equity market returns in the first quarter of 2003 impacted both revenues and certain operating expenses, including incentive compensation expense. Preliminary Q1 2003 compensation expense includes a downward adjustment of $2.4 million of incentive compensation as a result of actual equity market performance differing from estimated performance.

In Q1 2003, Federated continued its share repurchase program by purchasing 2,937,300 shares of Federated Investors, Inc. class B common stock for $73.5 million in the open market.


Contacts:
MEDIA                         MEDIA                     ANALYSTS
Anne Cumberledge              J.T. Tuskan               Ray Hanley
(412) 288-7538                (412) 288-7895            (412) 288-1920
acumberledge@federatedinv.com jtuskan@federatedinv.com  rhanley@federatedinv.com







Changes in Equity and Fixed-Income Fund Managed Assets
(in millions)
                                    Quarter Ended March 31,
                                  ----------------------------
                                  Preliminary    Reported
                                     2003          2002
--------------------------------------------------------------
Equity Funds
  Beginning Assets                 $ 16,240    $ 20,760
--------------------------------------------------------------
   Sales                             1,504        1,563
   Redemptions                      (1,334)      (1,306)
--------------------------------------------------------------
     Net sales                         170          257
   Net exchanges                        (9)          36
   Other*                             (795)          72
--------------------------------------------------------------
  Ending Assets                    $ 15,606    $ 21,125
--------------------------------------------------------------

Fixed-Income Funds
  Beginning Assets                 $ 22,169    $ 17,378
--------------------------------------------------------------
   Sales                             4,464        3,182
   Redemptions                      (2,983)      (2,169)
--------------------------------------------------------------
     Net sales                       1,481        1,013
   Net exchanges                      (184)          34
   Other*                              303          108
--------------------------------------------------------------
  Ending Assets                    $ 23,769    $ 18,533
--------------------------------------------------------------

*Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated will host an earnings conference call at 1:00 p.m. on April 23, 2003. Investors are invited to listen to Federated's Q1 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 1:00 p.m. EDT start time for the teleconference. The call may also be accessed in real time on the Internet via the Company section of www.federatedinvestors.com. A replay will be available after 4:00 p.m. and until April 30, 2003, by calling 800-642-1687 (domestic) or 706-645-9291
(international) and entering code 9168703.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing approximately $196 billion in assets as of March 31, 2003. With more than 135 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to more than 5,300 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top one percent of money market fund managers in the industry, the top four percent of fixed-income fund managers and the top five percent of equity fund managers (1). For more information, visit www.federatedinvestors.com.

                                       ###

(1) Strategic Insight, February 28, 2003. Based on assets in open-end funds.

Certain statements in this press release, such as those related to the prospects for growth constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include those discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements.


-----------------------------------------------------------------------------------------
MANAGED ASSETS              Preliminary                        Reported
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            March 31,           Dec. 31,   Sept. 30,   June 30,  March 31,
                               2003              2002       2002        2002       2002
-----------------------------------------------------------------------------------------
By Asset Class
----------------------------
   Equity                   $  17,400           $  18,067 $  17,097   $  20,886  $  23,025
   Fixed-income                28,372              26,541    25,277      23,260     22,370
   Money market               149,893             150,745   138,552     140,860    132,205
------------------------------------------------------------------------------------------
     Total Managed Assets   $ 195,665           $ 195,353 $ 180,926   $ 185,006  $ 177,600
------------------------------------------------------------------------------------------
By Market
----------------------------
   Trust                    $  95,152           $ 102,186 $  91,065   $  95,001  $  98,228
   Broker/dealer               44,390              44,060    42,413      44,196     45,899
   Institutional               31,551              27,730    27,738      25,310     24,472
   International                1,867               1,795     1,633       1,475      1,366
   Other                       22,705              19,582    18,077      19,024      7,635
------------------------------------------------------------------------------------------
     Total Managed Assets   $ 195,665           $ 195,353 $ 180,926   $ 185,006  $ 177,600
------------------------------------------------------------------------------------------
By Product Type
----------------------------
   Mutual Funds:
      Equity                $  15,606           $  16,240 $  15,506   $  19,034  $  21,125
      Fixed-income             23,769              22,169    21,310      19,472     18,533
      Money market            132,454             136,374   126,292     127,972    131,109
------------------------------------------------------------------------------------------
     Total Fund Assets      $ 171,829           $ 174,783 $ 163,108   $ 166,478  $ 170,767
------------------------------------------------------------------------------------------
   Separate Accounts:
      Equity                $   1,794           $   1,827 $   1,591   $   1,852  $   1,900
      Fixed-income              4,602               4,372     3,967       3,788      3,837
      Money market             17,440              14,371    12,260      12,888      1,096
------------------------------------------------------------------------------------------
    Total Separate Account  $  23,836           $  20,570 $  17,818   $  18,528  $   6,833
Assets
------------------------------------------------------------------------------------------
    Total Managed Assets    $ 195,665           $ 195,353 $ 180,926   $ 185,006  $ 177,600
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
AVERAGE MANAGED ASSETS                          Quarter Ended
                            --------------------------------------------------------------
------------------------------------------------------------------------------------------
                            Preliminary                      Reported
------------------------------------------------------------------------------------------

                            --------------------------------------------------------------
                            March 31,           Dec. 31,   Sept. 30,   June 30,   March 31,
                               2003               2002       2002        2002       2002
------------------------------------------------------------------------------------------
By Asset Class
----------------------------
   Equity                   $  17,662           $  18,041 $  18,515   $  22,191  $  22,334
   Fixed-income                27,420              25,667    24,333      22,949     21,841
   Money market               155,631             148,930   147,174     145,632    139,417
------------------------------------------------------------------------------------------
     Total Avg. Assets      $ 200,713           $ 192,638 $ 190,022   $ 190,772  $ 183,592
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
By Product Type
----------------------------
   Mutual Funds:
      Equity                $  15,867           $  16,303 $  16,838   $  20,279  $  20,471
      Fixed-income             22,954              21,505    20,461      19,106     18,120
      Money market            138,427             135,920   134,747     133,026    138,329
------------------------------------------------------------------------------------------
   Total Avg. Fund Assets   $ 177,248           $ 173,728 $ 172,046   $ 172,411  $ 176,920
------------------------------------------------------------------------------------------
   Separate Accounts:
      Equity                $   1,795           $   1,738 $   1,677   $   1,912  $   1,863
      Fixed-income              4,466               4,162     3,872       3,843      3,721
      Money market             17,204              13,010    12,427      12,606      1,088
------------------------------------------------------------------------------------------
   Total Avg. Separate      $  23,465           $  18,910 $  17,976   $  18,361  $   6,672
Acct. Assets
------------------------------------------------------------------------------------------
   Total Avg. Assets        $ 200,713           $ 192,638 $ 190,022   $ 190,772  $ 183,592
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
ADMINISTERED ASSETS                              Quarter Ended
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                            Preliminary                      Reported
------------------------------------------------------------------------------------------
                            --------------------------------------------------------------
                            March 31,           Dec. 31,   Sept. 30,   June 30,   March 31,
                               2003               2002       2002        2002       2002
------------------------------------------------------------------------------------------
      Period End            $  36,113           $  34,827 $  31,485   $  32,830  $  42,790
      Average               $  36,790           $  36,303 $  32,319   $  39,367  $  43,550
------------------------------------------------------------------------------------------

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